UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 30, 2012, The Sherwin-Williams Company (“Sherwin-Williams”) entered into (a) a Five Year Credit Agreement (the “Credit Agreement”) with Citicorp USA, Inc., as administrative agent and issuing bank, and the Lenders from time to time party thereto, and (b) an Agreement for Letter of Credit (the “LC Agreement”) with Citibank, N.A. (“Citibank”). Under the Credit Agreement, Sherwin-Williams has the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit (the “Security Letter of Credit”) up to an aggregate availability of $100 million. The Security Letter of Credit will serve as security for any letters of credit that may be issued under the LC Agreement. Under the LC Agreement, Sherwin-Williams may request Citibank to issue letters of credit up to the aggregate maximum amount of the Security Letter of Credit.

No borrowings have been made, and no Security Letter of Credit has been issued, under the Credit Agreement, and no letters of credit have been issued under the LC Agreement.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for Sherwin-Williams and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

The foregoing descriptions of the Credit Agreement and the LC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement and the LC Agreement, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Credit Agreement and the LC Agreement are incorporated herein by reference into this Item 2.03. As of the date of this report, Sherwin-Williams had no outstanding borrowing under the Credit Agreement and no letters of credit have been issued under the LC Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

4.1	Five Year Credit Agreement, dated as of January 30, 2012, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, and the Lenders from time to time party thereto.

4.2	Agreement for Letter of Credit, dated as of January 30, 2012, by and between The Sherwin-Williams Company and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

January 30, 2012	By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Five Year Credit Agreement, dated as of January 30, 2012, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, and the Lenders from time to time party thereto.

4.2	Agreement for Letter of Credit, dated as of January 30, 2012, by and between The Sherwin-Williams Company and Citibank, N.A.

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